SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 31, 2005
                                                         ----------------



                          Strategic Hotel Capital, Inc.
                          -----------------------------
             (Exact Name of Registrant as specified in its charter)



         Maryland                      001-32223                 33-1082757
----------------------------     ----------------------     --------------------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)


            77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 658-5000
                                                          ---------------

                                       N/A
                                     -------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry Into a Material Definitive Agreement.

On August 31, 2005, each of SHC Michigan Avenue, LLC and SHC Chopin Plaza, LLC executed the Amendment to Loan Agreement with German American Capital Corporation, as lender (the "Amendment to Loan Agreement"). The Amendment to Loan Agreement amends the Loan Agreement, dated as of April 1, 2005 (the "Loan Agreement") by, among other things, deleting the definition of "Spread" in the Loan Agreement in its entirety and instead defining "Spread" as 1.46093750%.

On August 31, 2005, each of SHC Michigan Avenue Mezzanine I, LLC and SHC Chopin Plaza Mezzanine I, LLC executed the Amendment to First Mezzanine Loan Agreement with German American Capital Corporation, as lender (the "Amendment to First Mezzanine Loan Agreement"). The Amendment to First Mezzanine Loan Agreement amends the First Mezzanine Loan Agreement, dated as of April 1, 2005 (the "First Mezzanine Loan Agreement") by, among other things, deleting the definition of "Spread" in the First Mezzanine Loan Agreement in its entirety and instead defining "Spread" as 1.76666667%.

On August 31, 2005, each of SHC Michigan Avenue Mezzanine II, LLC and SHC Chopin Plaza Mezzanine II, LLC executed the Amendment to Second Mezzanine Loan Agreement with German American Capital Corporation, as lender (the "Amendment to Second Mezzanine Loan Agreement"). The Amendment to Second Mezzanine Loan Agreement amends the Second Mezzanine Loan Agreement, dated as of April 1, 2005 (the "Second Mezzanine Loan Agreement") by, among other things, deleting the definition of "Spread" in the Second Mezzanine Loan Agreement in its entirety and instead defining "Spread" as 3.0000%.

The Amendment to Loan Agreement, Amendment to First Mezzanine Loan Agreement and Amendment to Second Mezzanine Loan Agreement are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference. The foregoing descriptions of the Amendment to Loan Agreement, Amendment to First Mezzanine Loan Agreement and Amendment to Second Mezzanine Loan Agreement are qualified in their entirety by reference to the full text of the agreements.



Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

        10.1 Amendment to Loan Agreement, dated August 31, 2005, by and among SHC Michigan Avenue, LLC, SHC Chopin Plaza, LLC and German American Capital Corporation.

        10.2 Amendment to First Mezzanine Loan Agreement, dated August 31, 2005, by and among SHC Michigan Avenue Mezzanine I, LLC, SHC Chopin Plaza Mezzanine I, LLC and German American Capital Corporation.

        10.3 Amendment to Second Mezzanine Loan Agreement, dated August 31, 2005, by and among SHC Michigan Avenue Mezzanine II, LLC, SHC Chopin Plaza Mezzanine II, LLC and German American Capital Corporation.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            STRATEGIC HOTEL CAPITAL, INC.


                                            By:    /s/ Monte J. Huber
                                               ----------------------
                                               Name:   Monte J. Huber
                                               Title:  Vice President,
                                                       Controller and Treasurer




Date: September 7, 2005

                                  Exhibit Index

        10.1 Amendment to Loan Agreement, dated August 31, 2005, by and among SHC Michigan Avenue, LLC, SHC Chopin Plaza, LLC and German American Capital Corporation.

        10.2 Amendment to First Mezzanine Loan Agreement, dated August 31, 2005, by and among SHC Michigan Avenue Mezzanine I, LLC, SHC Chopin Plaza Mezzanine I, LLC and German American Capital Corporation.

        10.3 Amendment to Second Mezzanine Loan Agreement, dated August 31, 2005, by and among SHC Michigan Avenue Mezzanine II, LLC, SHC Chopin Plaza Mezzanine II, LLC and German American Capital Corporation.